UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

DEJA FOODS, INC
(Exact name of Registrant as specified in charter)

Nevada	333-124016	05-0581183
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17641 Vanowen Street
Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 758-6500

16501 Ventura Boulevard, Suite 601
Encino, CA 91436
(Former Name or Former Address, if Changed Since Last Report)

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 30, 2006 Mayer Hoffman McCann P.C. resigned as the Company’s principal certifying accountants.  None of the reports of Mayer Hoffman McCann P.C. on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:  Mayer Hoffman McCann P.C.’s report on our financial statements as of and for the year ended December 31, 2005 contained a separate paragraph, stating that:

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in the consolidated financial statements, the Company incurred a net loss of $2,338,618 and $403,726 during the years ended December 31, 2005 and 2004, respectively. The Company also had negative working capital of $2,400,886 as of December 31, 2005. As discussed in Note 1 to the consolidated financial statements, the Company's significant operating losses and negative working capital raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Mayer Hoffman McCann P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Mayer Hoffman McCann P.C. satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

As of September 19, 2007, the Registrant has engaged Grobstein, Horwath & Company LLP, 15233 Ventura Boulevard, Sherman Oaks, California 91403-2201, as its independent registered public accounting firm commencing September 19, 2007, for the year ended December 31, 2006.  During the most recent two years through September 19, 2007 (the date of engagement), neither the Registrant nor anyone engaged on its behalf has consulted with Grobstein, Horwath, & Company LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Registrant has furnished Mayer Hoffman McCann P.C. with a copy of the disclosures under this Item 4.01 and has requested that Mayer Hoffman McCann P.C. provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Mayer Hoffman McCann P.C. is filed herewith.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEJA FOODS, INC
(Registrant)

Signature	Title	Date

/s/ David Fox	President and CEO	September 19, 2007
David Fox

/s/ David Fox	Secretary	September 19, 2007
David Fox

/s/ David Fox	Chief Financial Officer	September 19, 2007
David Fox

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